Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 9-30-13 Dated: November 4, 2013
Old National Bancorp Investment Thesis Executive Summary Slides 2 to 11 Financial Data as of 9-30-13 Dated: November 4, 2013
Additional Information for Shareholders In connection with the proposed merger, Old National Bancorp will file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that will include a Proxy Statement of Tower Financial Corporation and a Prospectus of Old National Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National Bancorp and Tower Financial Corporation, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National Bancorp at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from Tower Financial Corporation by accessing Tower Financial Corporation's website at www.towerbank.net under the tab "Investor Relations" and then under the heading "SEC Filings." Old National Bancorp and Tower Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Tower Financial Corporation in connection with the proposed merger. Information about the directors and executive officers of Old National Bancorp is set forth in the proxy statement for Old National's 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013. Information about the directors and executive officers of Tower Financial Corporation is set forth in the proxy statement for Tower Financial Corporation's 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Disclosures Forward-Looking Statement This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan, including the proposed acquisition of Tower Financial Corporation, and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this press release and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward- looking statements are made only as of the date of this press release, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this release. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
Why Old National Bancorp? Focused on driving core net income Conservative and consistently applied credit stance since before current cycle has led to strong credit quality No subprime business Lending to clients we know in our footprint Transforming footprint to higher-growth markets Commitment to providing long-term shareholder value Strategic decisions valued for long-term potential Strong capital, excess liquidity provide flexibility for future acquisition opportunities Continued opportunities on expenses Commitment to communities within our footprint 93,103 associate volunteer hours in 2012
Commitment to Excellence Commitment to Excellence BANKING INDUSTRY ETHISPHERE 2013
Corporate Summary Corporate Summary Corporate Summary Corporate Summary Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com 1 Non-GAAP financial measure - refer to Appendix for reconciliation
The Old National Landscape MSA Market Rank Deposit Market Share Bloomington, IN* 1 21.9% Central City, KY 1 38.3% Evansville, IN* 1 30.7% North Vernon, IN* 1 32.4% Columbus, IN* 2 18.3% Jasper, IN 2 23.9% Madisonville, KY 2 17.9% Terre Haute, IN 2 13.1% Vincennes, IN 2 25.7% Washington, IN 2 28.2% Old National has banking centers across the four-state area. In the markets below, Old National ranks first or second in deposit share. * Indicates markets with recent partnerships. Proforma Ownership as of 10/9/2013. Source: SNL Financial form 2013 June FDIC summary of deposit data.
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 44.9% / 6.9% 0.5% / 7.2% 3.1% / 8.1% 0% / 8.8% 42.3% / 7.3% 9.2% / 6.9% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics September 2013 Unemployment: Indiana = 8.1% Illinois = 9.2% Kentucky = 8.4% Ohio = 7.3% Michigan = 9.0% USA = 7.3% 1 Based on 6-30-13 FDIC Summary of Deposits, adjusted for new MI / IN branch purchases 74% of ONB deposits1 are in Indiana-majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Economic Vital Signs * Preliminary Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Indiana's Economic Achievements "AAA" Credit Rating - Fitch, Moody's and Standard and Poor 2nd Most Competitive State - Site Selection Magazine 3rd Best U.S. State for Manufacturing Jobs - CNBC 5th Best State for Business - CEO Magazine 8th Fastest Growing State Economy - USA Today 200 new manufacturing jobs created - Toyota Motor Manufacturing Indiana, Inc.
Third Quarter 2013 Highlights Third Quarter 2013 Highlights 1 See slide 18 2 See slide 16 for non-gaap reconciliation
Old National Bancorp Investment Thesis Financial Data as of 9-30-13 Dated: November 4, 2013
Pre-Tax, Pre-Provision Income1 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation $ in millions 10.6% increase 3Q12 to 3Q13
21% increase in total assets with a corresponding 5.5% decrease in FTE FTE and Asset Change $ in millions
Net Interest Margin1 1 Fully taxable equivalent basis 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2 4.34% Earning assets reflect purchased assets, net of discount $188.2 million book of CD's set to re-price in 4Q13 at an average rate of .99% 4.04% 4.09% 3.97% 3.96%
Asset/Liability/Revenue Composition *Consumer Loans consist of 18% direct, 50% indirect and 32% HELOC. Period-End 9-30-13 Third Quarter 2013 Assets Liabilities Total Revenues, excluding Securities Gains *Other Income includes 0.8% for Mortgage Banking Revenue, 2.1% for Company-Owned Life Insurance, 3.6% for Investment Product Fees and 5.6% for Other Income
Average Loan Trends $ in millions - Quarterly averages - excludes residential loans and leases held for sale 1 1 Includes both covered and non-covered loans 1 3Q12 to 3Q13 increase of $332.3 million, or 7.9%, in average ONB Core loans ONB Core includes $8.6 million in loans from the newly acquired MI / IN banking centers
Commercial Loans1 $ in millions YTD 2013 production $98 million over YTD 2012 Sold $11.6 million in leases 3Q13 1 End of period - excludes covered loans
Loan Portfolio at September 30, 2013 $ in millions - period-end balances $35.3 Comml, $103.5 CRE, $81.8 HELOC, $30.2 Resi Mortg Covered Loans (Integra) 5%
Conservative Lending Limits/Risk Grades Conservative Lending Limits/Risk Grades In-house lending limits conservative relative to ONB's legal lending limit at 9-30-13 of $113.7 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Quick Home Refi (QHR) Product Statistics Based on September 30, 2013 portfolio data Portfolio balance as of September 30, 2013 = $697 million
Loan Concentrations - Excluding Covered Loans At 9-30-13 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio Diversified Commercial Loan Portfolio (CHART)
Purchased Impaired Loans $ in millions Integra Bank Post acquisition data is cumulative Indiana Community Bancorp Monroe Bancorp
Credit Quality - Net Charge-Offs $ in millions 1 Includes both covered and non-covered loans $.6 $.2 ($.2) ($.6) $.5 $.0 $1.0 $.6 $.7 $.7 $.6 ($.8) $.4 $1.0 $.4 ($.1) ($.1) $.3 ($.0) $.2
Credit Quality - Excluding Covered Loans
Credit Quality - ALLL and Mark Summary $ in millions 1 Non-GAAP financial measure which management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets $ in millions - period-end balances Refer to Appendix for ONB Risk Grade Table *Covered loans shown net of $106.5 million discount Commercial Loans On this portfolio of covered loans*, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Credit Quality - Excluding Covered Loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1As a % of end of period total loans
Credit Quality - Excludes Covered Loans 30+ Day Delinquent Loans Specific Segment Overview (As a % of End of Period Total Loans)
$ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
Shared National Credits - Excludes Covered Loans *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
Investment Portfolio 1Includes market value for both available for sale and held to maturity securities
Investment Portfolio Purchases 3Q131 1 Data as of September 30, 2013, for purchases made throughout 3Q13
Other Classified Assets
Securities with OTTI
Municipal Bond Portfolio by State Based on book value at 9-30-13 Illinois exposure consists of 26 bonds representing 1.2% of entire municipal portfolio
CD Maturity Schedule Represents CD maturities at September 30, 2013
Tangible Common Book Value1 Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12 Old National Bancorp purchased 250,000 shares of ONB stock on the open market during 3Q13 Acquired Bank of America Branches 7-12-13
Reduced interest rate risk in 3Q13 Interest Rate Sensitivity $ in millions
Interest Rate Sensitivity Actions taken to reduce risk to rising interest rates Sold $96.9 million in fixed rate (WAC 4.24%), agency eligible residential mortgages with a WAM of 281 months in 3Q13 Assumed reinvestment rate of 1.5%; impact of approximately $2.5 to $3.0 million of lower net interest income Began selling 15-year fixed residential mortgages 3Q13 Discontinued 25- and 30-year Quick Home Refinance product 3Q13 Entered into forward starting, pay fixed rate, interest rate swaps ($400 million total, $300 million 3Q13)
Capital Ratios Peer Group data per SNL Financial See Appendix for definition of Peer Group $ in millions
Capital Ratios Peer Group data per SNL Financial See Appendix for definition of Peer Group
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
Transforming Old National's Landscape1 Shifting to higher-growth markets from lower- growth markets Entry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 175 branches Sale or consolidations in lower-growth, non-core markets Consolidated 121 branches +4 pending Sold 19 branches +3 pending 1 2004 to October 28, 2013
Transforming Old National's Landscape Returned to community bank model 2004 2005 Sold non- strategic market - Clarksville, TN - 5 branches 2006 Sold non- strategic market - O'Fallon, IL - 1 branch 2007 2008 2009 2010 2011 2012 2013 Acquired St. Joseph Capital - entry into Northern IN market Acquired 65 Charter One branches throughout Indiana Acquired Monroe Bancorp - Enhanced Bloomington, IN presence Acquired IN Community - entry into Columbus, IN FDIC-assisted acquisition of Integra Bank Sold non- strategic market - Chicago- area - 4 branches Consolidation of 21 branches Acquired 24 BofA branches Consolidation of 2 branches Consolidation of 8 branches Consolidation of 1 branch Consolidation of 10 branches Consolidation of 12 branches Consolidation of 44 branches Consolidation of 5 branches Sold 9 branches plus 3 pending Consolidation of 18 branches plus 4 pending 175 + 7 pending Purchased 19 + 3 pending Sold 121 + 4 pending Consolidations Announced Tower Bank in Fort Wayne, IN
Transforming Old National's Landscape 2004 2013 2013 2013
ONB to Acquire TOFC Compelling Strategic Rationale Strengthen ONB's objective of being Indiana's bank by continuing to develop the Northern Indiana region Adds 7 full service branches - $581.6 million in deposits and $438.6 million in loans Adds attractive fee businesses with $523.3 in trust assets under management + 50,000 HSA accounts Financially Attractive Allows Old National to deploy excess capital in an attractive manner 71% stock / 29% cash deal Expected EPS accretion of $.08 to $.10 per share in first full year, excluding acquisition charges Exceeds internal IRR hurdle Expected operating efficiencies of 35% Able to remain under $10 billion Durbin threshold Low Risk Opportunity Comprehensive due diligence completed Core competency in integration/conversion processes Retention of key management members Complementary customer base and business mix Long-term relationship with Tower management and board Financial data as of June 30, 2013, per SNL Financial Consideration of 1.20x shares1 of ONB stock and $6.75 in cash (fixed) for each share of TOFC stock Implied Transaction value of $107.7 million assuming ONB price of $13.52 (as of 9-5-13) 1 As provided in the merger agreement, the exchange ratio is subject to adjustment (calculated prior to closing) in the event shareholders' equity of Tower Financial Corporation is below a specified amount.
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB Acquired Indiana Community Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.9455, resulting in 6.6 million shares issued Deal value = $88.5 million based on average ONB closing price of $13.356 Tangible premium/core deposits (deposits less jumbo CDs) of .23% Price to tangible book of 101.4% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected EPS accretion of more than $.06 to $.08 per share in first full year, excluding one- time charges of approximately $14 to $15 million Expected cost saves of over 35% Exceeds internal IRR hurdle Loan mark estimated at $85.1 million, or 14.6% of total loans Created goodwill of $86.2 million No additional capital raise needed INCB redeemed TARP prior to closing Strong cultural fit Transaction closed and system converted weekend of September 15, 2012
ONB Acquired 24 Bank of America Branches 24 full-service branches 4 in Northern Indiana 20 in Southwest Michigan Total deposits of $575 million1 Total loans of $5 million1 2014 accretion of $.03 to $.05 per share One-time acquisition/conversion costs of $5.0 million Transaction closed July 12, 2013 1 Deposit and loan balances as of July 9, 2013
Old National Bancorp Appendix
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2012, each named executive officer has met their stock ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement
Executive Compensation Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Long Term Incentive Plan (CFO,CBA, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% Service-based 25% Short Term Incentive Plan (CBA, CCO) Short Term Incentive Plan (CBA, CCO) Performance Measure Weight Corporate Net Income 20% Banking Budgeted Margin 50% Net Charge-Off Ratio 15% Efficiency Ratio 15% Long Term Incentive Plan (CEO) Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100%
Pre-Tax, Pre-Provision Income1 1Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company (17.0%) 10.6% 9.3% .31%
Non-GAAP Reconciliations
Non-GAAP Reconciliations
Non-GAAP Reconciliations
ONB's Peer Group ONB's Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com